                                                                   EXHIBIT 10.26

                                 AMENDMENT NO. 1

       AMENDMENT NO. 1, dated as of March 23, 1999 (this "AMENDMENT"), to the First Amended and Restated Credit Agreement, dated as of February 19, 1999, by and among Global Vacation Group, Inc., the Lenders party thereto and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

1.     Section 1.1 of the Credit Agreement is amended as follows:

       (a) The definition of the term "Available Other Investment Amount" is amended by substituting the words "First Restatement Date" for the words "Original Effective Date".

       (b) The definition of the term "Existing Letters of Credit" is amended and restated in its entirety as follows:

                     ""EXISTING LETTERS OF CREDIT" means (i) with respect to the
                  Borrower and each Person that is a Subsidiary as of the First Restatement Date, the letters of credit referred to in
                  Schedule 8.1 and existing as of the First Restatement Date and
                  (ii) with respect to each Person that becomes a Subsidiary after the First Restatement Date, the letters of credit referred to in the schedule delivered with respect to such Person pursuant to Section 8.1(e) and existing as of the date such Person becomes a Subsidiary."

       (c) The definition of the term "Existing Letter of Credit Exposure" is deleted in its entirety.

       (d) The proviso contained in the definition of the term "Leverage Ratio" is amended and restated in its entirety as follows:

              "provided, however, that, notwithstanding anything to the contrary contained herein, for purposes of this definition, (a) Total Debt shall not include any Indebtedness in respect of standby letters of credit and (b) EBITDA shall be computed on a consistent basis to reflect Acquisitions and Dispositions made by the Borrower and the Subsidiaries during the Four Quarter Trailing Period as if they occurred at the beginning of the Four Quarter Trailing Period".

       (e) The parenthetical contained in the definition of the term "Letter of Credit Commitment" is deleted in its entirety.

2. Clause (ii) of Section 2.1(a) of the Credit Agreement is amended and restated in its entirety as follows: "(ii) the Aggregate Revolving Exposure would not exceed the Aggregate Revolving Commitment".

3. Clause (B) of Section 2.4(b)(i) of the Credit Agreement is amended and restated in its entirety as follows: "(B) the excess of the Aggregate Revolving Exposure over the Aggregate Revolving Commitment as so reduced or terminated".

4. Clause (ii) of Section 2.5(a) of the Credit Agreement is amended and restated in its entirety as follows: "(ii) the Aggregate Revolving Exposure would not exceed the Aggregate Revolving Commitment".

5. Section 7.13 of the Credit Agreement is amended and restated in its entirety as follows:

              "SECTION 7.13. EXISTING LETTERS OF CREDIT

                   The Borrower shall cause all Existing Letters of Credit to expire or otherwise terminate no later than (i) with respect to the Borrower and each Person that is a Subsidiary as of the First Restatement Date, May 6, 1999 and (ii) with respect to each Person that becomes a Subsidiary after the First Restatement Date, the date that is twelve months after the date such Person becomes a Subsidiary."

6.     Section 8.1 of the Credit Agreement is amended as follows:


       (a)    Subsection (b) is amended and restated in its entirety as follows:

              "(b) Subject to Section 7.13, Indebtedness of the Borrower or any Person that is a Subsidiary as of the First Restatement Date in respect of any Existing Letters of Credit, but not any extensions, renewals or replacements of such Indebtedness, and other Indebtedness of the Borrower or such Person as set forth on Schedule 8.1 and existing as of the First Restatement Date, and any extensions, renewals and replacements of such other Indebtedness;"

       (b) Subsection (e) is amended as follows: (A) clause (ii) is amended and restated Iin its entirety as follows: "(ii) subject to Section 7.13, Indebtedness of any Person that becomes a Subsidiary after the Original Effective Date, provided that, with respect to each such Person that becomes a Subsidiary after the First Restatement Date, the Borrower shall have delivered to the Administrative Agent a schedule in all respects reasonably satisfactory to the Administrative Agent setting forth, if any, the Existing Letters of Credit with respect to such Person" and (B) the following parenthetical is inserted immediately after the reference "8.1(e)" contained in clause
              (iii): "(other than Indebtedness in respect of Existing Letters of Credit)".

       (c) Subsection (f) is amended by inserting the following parenthetical immediately after the words "unsecured Indebtedness": "(other than Indebtedness in respect of letters of credit)".

7. Section 8.2(c) of the Credit Agreement is amended and restated in its entirety as follows:

              "(c) (i) any Lien existing on any fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary or
       (ii) any Lien existing on any asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any asset of any Person that becomes a Subsidiary after the Original Effective Date prior to the time such Person becomes a Subsidiary, provided that (A) such Liens secure Indebtedness permitted by Section 8.1(e), (B) such Liens shall not apply to any other assets of the Borrower or any Subsidiary (other than fixed assets that constitute fixtures thereon or accessions thereto), (C) with respect to Liens under clause (i) of this Section 8.2(c) only, the Indebtedness secured by such Liens does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (D) with respect to Liens under clause (ii) of this Section 8.2(c) only, such Liens shall be not be created in contemplation of or in connection wth the acquisition of such asset or the creation or acquisition of such Person, as the case may be, and such Liens shall secure only those obligations that it secures on the date of such acquisition or creation, as the case may be, and, to the extent permitted under Section 8.1(e), any extensions, renewals and replacements thereof that do not increase the principal amount thereof .".

8. Section 8.5 of the Credit Agreement is amended as follows: (a) clause (d) is amended by inserting the words "occurring after the First Restatement Date" immediately after the word "quarters" and (b) clause (e) is amended by substituting the words "as soon as practicable, but in no event less than five" for the words "not less than ten".

9. Paragraphs 1 - 8 hereof shall not be effective until such time as the Required Lenders shall have consented hereto in writing.

10. The Borrower hereby reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Loan Party under such Loan Document.


11. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

12. This Amendment may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

13. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                              GLOBAL VACATION GROUP, INC.

                              By:    /s/ WALTER S. BERMAN
                                  -----------------------------------------
                              Name:      Walter S. Berman
                                   ----------------------------------------
                              Title:     Executive Vice President and Chief
                                           Financial officer
                                    ---------------------------------------

                              THE BANK OF NEW YORK,
                              individually and as Administrative Agent

                              By:    /s/ ROBERT SANTORIELLO
                                  -----------------------------------------
                              Name:      Robert Santoriello
                                   ----------------------------------------
                              Title:     Assistant Vice President
                                    ---------------------------------------

                              BANK OF AMERICA, FSB

                              By:    /s/ BARBARA LEVY
                                  -----------------------------------------
                              Name:      Barbara Levy
                                   ----------------------------------------
                              Title:     Senior Vice President
                                    ---------------------------------------

                              FIRST UNION NATIONAL BANK

                              By:    /s/ GORGE GONZALEZ
                                  -----------------------------------------
                              Name:      Gorge Gonzalez
                                   ----------------------------------------
                              Title:     Senior Vice President
                                    ---------------------------------------

AGREED TO:

SUNSHINE VACATIONS, INC.
GLOBAL VACATION MANAGEMENT COMPANY
HADDON HOLIDAYS, INC.
GLOBETROTTERS, INC.
CLASSIC CUSTOM VACATIONS
MTI VACATIONS, INC.
GVG FINANCE COMPANY

AS TO EACH OF THE FOREGOING

By:   /s/ WALTER S. BERMAN
   -----------------------------------
Name:     Walter S. Berman
     ---------------------------------
Title:    Executive Vice President and
            Chief Financial officer
      --------------------------------